EXHIBIT 99.1

Contact:
Wayne D. Mackie	Dennis Walsh
Executive Vice President, CFO	Vice President
Charles River Associates	Sharon Merrill Associates, Inc.
617-425-3740	617-542-5300

CHARLES RIVER ASSOCIATES (CRA) ANNOUNCES

SECOND QUARTER 2013 FINANCIAL RESULTS

Company Positioned for Stronger Second Half Fiscal 2013 Performance

BOSTON, July 25, 2013 — Charles River Associates (NASDAQ: CRAI), a worldwide leader in providing management, economic and financial consulting services, today announced financial results for the fiscal second quarter ended June 29, 2013.

Revenue for the second quarter of fiscal 2013 was $65.2 million, compared with $67.8 million for the fiscal second quarter ended June 30, 2012. Non-GAAP revenue for the second quarter of fiscal 2013 was $64.1 million, compared with $66.3 million for the second quarter of fiscal 2012.

Net income for the second quarter of fiscal 2013 was $1.4 million, or $0.14 per diluted share. This compares with net income for the second quarter of fiscal 2012 of $0.7 million, or $0.07 per diluted share. Non-GAAP net income for the second quarter of fiscal 2013 was $1.5 million, or $0.15 per diluted share, compared with $2.1 million, or $0.20 per diluted share, for the second quarter of fiscal 2012.

With the recent increase in the Company’s use of forgivable loans as a recruitment and retention tool for key revenue generators, cash flow measures for the Company’s business have become even more relevant. Accordingly, for the first time the Company has included the calculation of “Adjusted EBITDA.” For the second quarter of fiscal 2013, the Adjusted EBITDA based on GAAP and non-GAAP results was $8.8 million and $8.9 million, respectively, or 13.5% and 13.8% of revenues, respectively. For the second quarter of fiscal 2012, the Adjusted EBITDA based on GAAP and non-GAAP results was $7.9 million and $7.8 million, respectively, or 11.6% and 11.8% of revenues, respectively.

A complete reconciliation between revenue, net income and net income per diluted share, and the calculation of Adjusted EBITDA, on a GAAP and non-GAAP basis, for the second quarters of fiscal 2013 and fiscal 2012 is provided in the financial tables at the end of this release.

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Financial Results Comments

“During the second quarter of fiscal 2013, we experienced mixed results within our portfolio,” said Paul Maleh, CRA’s President and Chief Executive Officer. “The strong performance of some practices was offset by softness in other areas of the portfolio. The Antitrust & Competition Economics and Life Sciences practices grew sequentially and year-over-year during the second quarter. Utilization and revenue in our Antitrust & Competition Economics practice improved during the latter part of the quarter, reflecting organic growth and increasing contributions from the new senior-level consultants we welcomed to CRA in prior months. Improved performance in Life Sciences was driven by new engagements across both management consulting and litigation consulting. The Labor & Employment practice also delivered solid results during the quarter.”

“The gains we achieved during the quarter were partially offset by the performances from our Finance and Marakon practices. Although both practices started the quarter slowly, they experienced improvements in project backlog that have continued into the third quarter, positioning the practices for a stronger second half of fiscal 2013.”

“We continued to effectively manage our SG&A expenses and cost structure during the quarter. CRA’s non-GAAP SG&A for the second quarter of fiscal 2013, after adjusting for commissions to non-employee experts, decreased by $2.0 million to 19.6% of revenue compared to 21.9% for the second quarter of last year.”

“To support CRA’s focus on organic growth and the recruitment and retention of key revenue generators, during the first two quarters of 2013 we issued approximately $38.0 million in forgivable loans to employees and non-employee experts for future service. The Consolidated Statement of Cash Flows shows a use of $26.7 million in year to date cash flows from operations. This includes the $38.0 million in forgivable loans, and $26.6 million of bonus payments to employees that were paid during the first half of fiscal 2013. Excluding the forgivable loans, cash flow from operations year to date would have been approximately $11.3 million. Forgivable loan amortization in the second quarter of 2013 was approximately $3.2 million compared with approximately $1.5 million in the second quarter of 2012. The second quarter of 2013 increase in the amortization of forgivable loans has driven the increase in Adjusted EBITDA compared with the second quarter of fiscal 2012.”

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Outlook

“Looking ahead, we are focused on delivering broad-based revenue growth across our portfolio. Although the market has been slow to turn around and the M&A environment remains sluggish, certain areas of our portfolio continue to perform well. CRA experienced an improvement in project activity during the latter part of the second quarter and a related pickup in utilization, including areas that experienced some softness during the quarter. We are encouraged by the quality of the new engagements we are winning across the organization. Our anticipated revenue growth, coupled with the SG&A decrease we achieved, is expected to improve our performance,” concluded Maleh.

Conference Call Information and Prepared CFO Remarks

CRA will host a conference call this morning at 9:00 a.m. ET to discuss its second-quarter 2013 financial results. To listen to a live webcast of the call, please visit the “Investor Relations” section of the Company’s website at http://www.crai.com. To listen to the call via telephone, dial (877) 709-8155 or (201) 689-8881. Interested parties unable to participate in the live call may access an archived version of the webcast on CRA’s website for up to one year.

In combination with this press release, CRA is providing prepared remarks by its CFO Wayne Mackie under “Conference Call Materials” in the investor relations section on the Company’s website at http://www.crai.com. These remarks are offered to provide the investment community with additional background on CRA’s financial results prior to the start of the conference call.

About Charles River Associates (CRA)

Charles River Associates® is a global consulting firm specializing in litigation, regulatory, and financial consulting, and management consulting. CRA advises clients on economic and financial matters pertaining to litigation and regulatory proceedings, and guides corporations through critical business strategy and performance-related issues. Since 1965, clients have engaged CRA for its unique combination of functional expertise and industry knowledge, and for its objective solutions to complex problems. Detailed information about Charles River Associates, a registered trade name of CRA International, Inc., is available at http://www.crai.com.

NON-GAAP FINANCIAL MEASURES

In addition to reporting its financial results in accordance with U.S. generally accepted accounting principles, or GAAP, the Company has also provided in this release non-GAAP financial information.  The Company believes the use of non-GAAP measures in addition to GAAP measures

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is an additional useful method of evaluating its results of operations.  The Company believes that presenting its financial results excluding certain restructuring costs, certain non-cash expenses, and the results of the Company’s NeuCo subsidiary is important to investors and management because it is more indicative of the Company’s ongoing operating results and financial condition.  These non-GAAP financial measures should be considered in conjunction with, but not as a substitute for, the financial information presented in accordance with GAAP, and the expected results calculated in accordance with GAAP and reconciliations to those expected results should be carefully evaluated.  The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.  Specifically, for the second quarter of fiscal 2013, the Company has excluded NeuCo’s results, and for the second quarter of fiscal 2012, the Company has excluded certain restructuring costs and NeuCo’s results. Also, in calculating “Adjusted EBITDA,” the Company has excluded the following non-cash expenses:  depreciation and amortization, share-based compensation expenses, and amortization of forgivable loans.

Statements in this press release concerning the future business, operating results, tax rates, and financial condition of the Company, the anticipated, expected or intended impact of the Company’s key hires and expense management initiatives, and statements using the terms “anticipates,” “believes,” “expects,” “should,” “prospects,” “target,” “on track,” “optimistic,” “remaining positive,” “hope,” “opportunities,” “positioned,”  or similar expressions are “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are based upon management’s current expectations and are subject to a number of factors and uncertainties.  Information contained in these forward-looking statements is inherently uncertain, and actual performance and results may differ materially due to many important factors.  Such factors that could cause actual performance or results to differ materially from any forward-looking statements made by the Company include, among others, the Company’s restructuring costs and attributable annual cost savings, changes in the Company’s effective tax rate, share dilution from the Company’s stock-based compensation, dependence on key personnel, attracting, recruiting and retaining qualified consultants, dependence on outside experts, utilization rates, completing acquisitions and factors related to its completed acquisitions, including integration of personnel, clients and offices, and unanticipated expenses and liabilities, the risk of impairment write downs to the Company’s intangible assets, including goodwill, if the Company’s enterprise value declines below certain levels, risks associated with acquisitions it may make in the future, risks inherent in international operations, the performance of NeuCo, changes in accounting standards, rules and

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regulations, changes in the law that affect the Company’s practice areas, management of new offices, the potential loss of clients, the ability of customers to terminate the Company’s engagements on short notice, dependence on the growth of the Company’s management consulting practice, the unpredictable nature of litigation-related projects, the ability of the Company to integrate successfully new consultants into its practice, the Company’s ability to collect on forgivable loans should any become due, general economic conditions, intense competition, risks inherent in litigation, and professional liability.  Further information on these and other potential factors that could affect the Company’s financial results is included in the Company’s periodic filings with the Securities and Exchange Commission.  The Company cannot guarantee any future results, levels of activity, performance or achievement.  The Company undertakes no obligation to update any of its forward-looking statements after the date of this press release.

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CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED JUNE 29, 2013 COMPARED TO THE QUARTER ENDED JUNE 30, 2012

(In thousands, except per share data)

	Quarter Ended June 29, 2013					Quarter Ended June 30, 2012
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	GAAP Results	Non-GAAP	% of
	Results	Revenues	(NeuCo) (1)	Results	Revenues	Results	Revenues	(Restructuring) (2)	(NeuCo) (1)	Results	Revenues

Revenues	$65,203	100.0%	$1,121	$64,082	100.0%	$67,813	100.0%	$—	$1,493	$66,320	100.0%
Costs of services	45,042	69.1%	303	44,739	69.8%	45,448	67.0%	—	339	45,109	68.0%
Gross profit	20,161	30.9%	818	19,343	30.2%	22,365	33.0%	—	1,154	21,211	32.0%

Selling, general and administrative expenses	15,380	23.6%	875	14,505	22.6%	16,924	25.0%	226	882	15,816	23.8%
Depreciation and amortization	1,611	2.5%	1	1,610	2.5%	2,633	3.9%	1,145	1	1,487	2.2%
Income (loss) from operations	3,170	4.9%	(58)	3,228	5.0%	2,808	4.1%	(1,371)	271	3,908	5.9%

Interest and other income (expense), net	198	0.3%	(14)	212	0.3%	(113)	-0.2%	—	(40)	(73)	-0.1%
Income (loss) before (provision) benefit for income taxes	3,368	5.2%	(72)	3,440	5.4%	2,695	4.0%	(1,371)	231	3,835	5.8%
(Provision) benefit for income taxes	(2,017)	-3.1%	(60)	(1,957)	-3.1%	(1,922)	-2.8%	(151)	(60)	(1,711)	-2.6%
Net income (loss)	1,351	2.1%	(132)	1,483	2.3%	773	1.1%	(1,522)	171	2,124	3.2%
Net (income) loss attributable to noncontrolling interest, net of tax	58	0.1%	58	—	0.0%	(54)	-0.1%	—	(54)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$1,409	2.2%	$(74)	$1,483	2.3%	$719	1.1%	$(1,522)	$117	$2,124	3.2%

Net income per share attributable to CRA International, Inc.:
Basic	$0.14			$0.15		$0.07				$0.21
Diluted	$0.14			$0.15		$0.07				$0.20

Weighted average number of shares outstanding:
Basic	10,100			10,100		10,242				10,242
Diluted	10,188			10,188		10,381				10,381

(1) These adjustments include activity related to NeuCo in the Company’s GAAP results.

(2) During the fiscal quarter ended June 30, 2012, the Company incurred pre-tax expenses of $1.4 million and related income tax provision of $0.2 million in connection with the surrender of a portion of its office space in London, England and adjustments related to its leased office space in Houston, TX.

CRA INTERNATIONAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR TO DATE PERIOD ENDED JUNE 29, 2013 COMPARED TO THE YEAR TO DATE PERIOD ENDED JUNE 30, 2012

(In thousands, except per share data)

	Year To Date Period Ended June 29, 2013					Year To Date Period Ended June 30, 2012
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	GAAP Results	Non-GAAP	% of
	Results	Revenues	(NeuCo) (1)	Results	Revenues	Results	Revenues	(Restructuring) (2)	(NeuCo) (1)	Results	Revenues

Revenues	$128,333	100.0%	$2,222	$126,111	100.0%	$136,945	100.0%	$—	$2,672	$134,273	100.0%
Costs of services	87,057	67.8%	669	86,388	68.5%	91,935	67.1%	—	682	91,253	68.0%
Gross profit	41,276	32.2%	1,553	39,723	31.5%	45,010	32.9%	—	1,990	43,020	32.0%

Selling, general and administrative expenses	31,180	24.3%	1,774	29,406	23.3%	34,791	25.4%	771	1,803	32,217	24.0%
Depreciation and amortization	3,152	2.5%	2	3,150	2.5%	4,105	3.0%	1,145	2	2,958	2.2%
Income (loss) from operations	6,944	5.4%	(223)	7,167	5.7%	6,114	4.5%	(1,916)	185	7,845	5.8%

Interest and other income (expense), net	(199)	-0.2%	(34)	(165)	-0.1%	(166)	-0.1%	—	(82)	(84)	-0.1%
Income (loss) before (provision) benefit for income taxes and noncontrolling interest	6,745	5.3%	(257)	7,002	5.6%	5,948	4.3%	(1,916)	103	7,761	5.8%
(Provision) benefit for income taxes	(2,559)	-2.0%	(130)	(2,429)	-1.9%	(4,739)	-3.5%	44	(55)	(4,728)	-3.5%
Net income (loss)	4,186	3.3%	(387)	4,573	3.6%	1,209	0.9%	(1,872)	48	3,033	2.3%
Net loss attributable to noncontrolling interest, net of tax	192	0.1%	192	—	0.0%	29	0.0%	—	29	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$4,378	3.4%	$(195)	$4,573	3.6%	$1,238	0.9%	$(1,872)	$77	$3,033	2.3%

Net income per share attributable to CRA International, Inc.:
Basic	$0.43			$0.45		$0.12				$0.30
Diluted	$0.43			$0.45		$0.12				$0.29

Weighted average number of shares outstanding:
Basic	10,085			10,085		10,279				10,279
Diluted	10,174			10,174		10,439				10,439

(1) These adjustments include activity related to NeuCo in the Company’s GAAP results.

(2) During the fiscal year-to-date period ended June 30, 2012, the Company incurred pre-tax expenses of $1.9 million and related income tax benefit of $44,000 in connection with the surrender of a portion of its leased office space in London, England and adjustments related to its leased office space in Houston, TX.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 29,	December 29,
	2013	2012

Assets
Cash and cash equivalents and short-term investments	$16,333	$55,451
Accounts receivable and unbilled, net	76,163	77,270
Other current assets	33,582	38,956
Total current assets	126,078	171,677

Property and equipment, net	17,297	17,980
Goodwill and intangible assets, net	80,393	72,599
Other assets	60,319	29,754
Total assets	$284,087	$292,010

Liabilities and shareholders’ equity
Current liabilities	$60,865	$69,210
Long-term liabilities	6,749	10,566
Total liabilities	67,614	79,776

Total shareholders’ equity	216,473	212,234
Total liabilities and shareholders’ equity	$284,087	$292,010

CRA INTERNATIONAL, INC.

ADJUSTED EBITDA INCLUDING A RECONCILIATION TO NON-GAAP ADJUSTED EBITDA

FOR THE QUARTER AND YEAR TO DATE PERIOD ENDED JUNE 29, 2013 COMPARED TO THE QUARTER AND YEAR TO DATE PERIOD ENDED JUNE 30, 2012

(In thousands)

	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP
	Quarter Ended	% of	GAAP Results	Quarter Ended	% of	Quarter Ended	% of	GAAP Results	GAAP Results	Quarter Ended	% of
	June 29, 2013	Revenues	NeuCo (1)	June 29, 2013	Revenues	June 30, 2012	Revenues	Restructuring (2)	NeuCo (1)	June 30, 2012	Revenues

Income (loss) from operations	$3,170	4.9%	$(58)	$3,228	5.0%	$2,808	4.1%	$(1,371)	$271	$3,908	5.9%
Depreciation and amortization	1,611	2.5%	1	1,610	2.5%	2,633	3.9%	1,145	1	1,487	2.2%
EBITDA	4,781	7.3%	(57)	4,838	7.5%	5,441	8.0%	(226)	272	5,395	8.1%
Share-based compensation expenses	841	1.3%	—	841	1.3%	952	1.4%	—	—	952	1.4%
Amortization of forgivable loans	3,189	4.9%	—	3,189	5.0%	1,495	2.2%	—	—	1,495	2.3%
Adjusted EBITDA	$8,811	13.5%	$(57)	$8,868	13.8%	$7,888	11.6%	$(226)	$272	$7,842	11.8%

	GAAP			Non-GAAP		GAAP				Non-GAAP
	Year to Date	GAAP	Adjustments to	Year to Date	Non-GAAP	Year to Date	GAAP	Adjustments to	Adjustments to	Year to Date	Non-GAAP
	Period Ended	% of	GAAP Results	Period Ended	% of	Period Ended	% of	GAAP Results	GAAP Results	Period Ended	% of
	June 29, 2013	Revenues	NeuCo (1)	June 29, 2013	Revenues	June 30, 2012	Revenues	Restructuring (3)	NeuCo (1)	June 30, 2012	Revenues

Income (loss) from operations	$6,944	5.4%	$(223)	$7,167	5.7%	$6,114	4.5%	$(1,916)	$185	$7,845	5.8%
Depreciation and amortization	3,152	2.5%	2	3,150	2.5%	4,105	3.0%	1,145	2	2,958	2.2%
EBITDA	10,096	7.9%	(221)	10,317	8.2%	10,219	7.5%	(771)	187	10,803	8.0%
Share-based compensation expenses	1,321	1.0%	—	1,321	1.0%	2,479	1.8%	—	—	2,479	1.8%
Amortization of forgivable loans	5,959	4.6%	—	5,959	4.7%	2,923	2.1%	—	—	2,923	2.2%
Adjusted EBITDA	$17,376	13.5%	$(221)	$17,597	14.0%	$15,621	11.4%	$(771)	$187	$16,205	12.1%

(1) These adjustments include activity related to NeuCo in the Company’s GAAP results.

(2) During the fiscal quarter ended June 30, 2012, the Company incurred pre-tax expenses of $1.4 million and related income tax provision of $0.2 million in connection with the surrender of a portion of its office space in London, England and adjustments related to its leased office space in Houston, TX.

(3) During the fiscal year-to-date period ended June 30, 2012, the Company incurred pre-tax expenses of $1.9 million and related income tax benefit of $44,000 in connection with the surrender of a portion of its office space in London, England and adjustments related to its leased office space in Houston, TX.

CRA INTERNATIONAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year to Date Period Ended	Fiscal Year to Date Period Ended
	June 29,	June 30,
	2013	2012
Operating activities:
Net income	$4,186	$1,209
Adjustments to reconcile net income to net cash used in operating activities, net of effect of acquired businesses:
Depreciation and amortization	3,201	2,821
Loss on disposal of property and equipment	—	1,160
Deferred rent	(1,193)	(1,920)
Deferred income taxes	309	266
Share-based compensation expenses	1,321	2,479
Excess tax benefits from share-based compensation	(5)	(38)
Changes in operating assets and liabilities:
Accounts receivable	17,410	13,673
Unbilled services	(8,160)	(16,948)
Prepaid expenses and other assets	(26,488)	(2,847)
Accounts payable, accrued expenses and other liabilities	(17,321)	(26,862)
Net cash used in operating activities	(26,740)	(27,007)

Investing activities:
Consideration relating to acquisitions, net	(15,591)	—
Purchase of property and equipment	(1,971)	(1,504)
Purchase of investments	—	(9,494)
Sale of investments	—	18,994
Collections on notes receivable	14	14

Net cash provided by (used in) investing activities	(17,548)	8,010

Financing activities:
Issuance of common stock, principally stock option exercises	207	575
Borrowings under line of credit	17,320	—
Repayments under line of credit	(12,177)	—
Tax withholding payments reimbursed by restricted shares	(214)	(732)
Excess tax benefits from share-based compensation	5	38
Repurchase of common stock	—	(5,620)

Net cash provided by (used in) financing activities	5,141	(5,739)

Effect of foreign exchange rates on cash and cash equivalents	29	(63)

Net decrease in cash and cash equivalents	(39,118)	(24,799)
Cash and cash equivalents at beginning of period	55,451	61,587

Cash and cash equivalents at end of period	$16,333	$36,788

Supplemental cash flow information:

Cash paid for income taxes	$1,287	$8,686
Cash paid for interest	$137	$111